              PRESS RELEASE

Immediate
Catharine S. Bower, Communications Manager, 610-369-6618

National Penn Bancshares, Inc. Reports Record First Quarter Net Income

BOYERTOWN, Pa., April 18, 2005 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, reported first quarter 2005 net income totaling $14.01 million, or $0.40 per diluted share. Net income increased 23.2% compared to $11.37 million earned in the first quarter of 2004, and diluted earnings per share increased 8.1% compared to diluted earnings per share of $0.37 in first quarter 2004.

National Penn’s first quarter earnings produced annualized returns on average assets and average shareholders’ equity of 1.26% and 13.08%, respectively.

The following significant events have occurred since December 31, 2004:

•
Record earnings in first quarter 2005 reflect in part National Penn’s increase in asset size, as compared to first quarter 2004. National Penn’s June 2004 acquisition of Peoples First, Inc. and its subsidiary, The Peoples Bank of Oxford, brought National Penn $456 million in additional assets, including $362 million in additional loans, as well as $382 million in additional deposits.

•
First quarter 2005 earnings also reflect increased non-interest income. Insurance commissions and related fees increased $1.21 million, while various service charges and fees increased $1.01 million, over comparable amounts in first quarter 2004.

•
On January 21, 2005, National Penn sold the operations center, located in Oxford, Chester County, Pennsylvania, that National Penn acquired in the June 2004 acquisition of Peoples First, Inc. for a gain of $922,000.

•
Record first quarter 2005 earnings were achieved despite the fact that National Penn incurred in first quarter 2005 $601,000 in legal, auditing and other investigation-related expenses in the investigation of the loan fraud uncovered, and publicly disclosed, in January. After an exhaustive investigation lasting over three and one-half months, National Penn is filing a lawsuit today against a former loan officer and others, including certain customers and two additional former employees. The lawsuit seeks to recover all losses, costs and expenses arising out of the transactions examined during the investigation. National Penn is vigorously pursuing all other available avenues to recover these sums, including insurance, and is cooperating with law enforcement authorities in their investigation.

•
On January 5, 2005, National Penn acquired Krombolz Agency, Inc., an insurance agency based in West Chester, PA. This is the third insurance agency acquired by National Penn since June 2004, all of which have been merged into National Penn’s insurance agency affiliate, National Penn Insurance Agency, Inc. A strategic focus for National Penn in 2005 will be to complete the integration of the operations of these acquired insurance agencies with National Penn Insurance Agency, forming a cohesive single operating unit.

•
On March 22, 2005, the Office of the Comptroller of the Currency approved National Penn’s application to convert Investors Trust Company, a National Penn subsidiary, into a limited purpose national trust bank to be named National Penn Investors Trust Company. National Penn anticipates that this charter conversion will be completed in second quarter 2005. Once this process is completed, National Penn Investors Trust Company will provide a single unified entity to offer various wealth management products and services under the National Penn brand.

•
National Penn’s common stock has been listed for trading on The Nasdaq Stock Market for over 20 years. Celebrating this fact, the National Penn executive management team will open The Nasdaq Stock Market for trading on April 19, 2005.

As of March 31, 2005, National Penn had total assets of $4.555 billion and total deposits of $2.970 billion. The allowance for loan and lease losses as of March 31, 2005 was $57.59 million, which represented 1.97% of total loans and leases outstanding of $2.929 billion.

Commenting on first quarter 2005, Wayne R. Weidner, National Penn Chairman and CEO, said: “First quarter 2005’s earnings of over $14 million are a new record for us. National Penn’s clear focus on its core business and core markets continues to pay off in a very real way for National Penn and its shareholders.”

Glenn E. Moyer, National Penn President, said: “We are very pleased that in first quarter 2005 National Penn has been able to continue its tradition of strong financial performance. Here at National Penn, we take great pride in our reputation as a proven and respected local financial services company, and we believe our outlook in the future remains strong.”

# # #

National Penn Bancshares, Inc. is a $4.55 billion financial services company operating 73 community offices in southeastern Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, and The Peoples Bank of Oxford Divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland. National Penn's trust and investment management services are provided through Investors Trust Company; brokerage services are provided through National Penn Investment Services; mortgage banking activities are provided through National Penn Mortgage Company; insurance services are provided through National Penn Insurance Agency, Inc., and equipment leasing services are provided through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the NASDAQ Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on National Penn's Web site at www.nationalpennbancshares.com.

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses this non-GAAP measure in its analysis of the company’s performance. This measure, annualized net income return on average tangible equity, excludes the average balance of goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital. This measure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
_________

This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; reputational risks; and other risks and uncertainties discussed in National Penn’s reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. National Penn cautions you not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.

National Penn Bancshares, Inc.

Contact: Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)

Three Months Ended March 31,	2005	2004
STATEMENTS OF CONDITION
Total assets	$4,554,837	$3,567,191
Total deposits	2,969,549	2,383,441
Total loans and leases	2,928,637	2,327,463
Total shareholders' equity	426,493	328,861
Book value per share	12.34	10.80

EARNINGS
Total interest income	$56,937	$44,174
Total interest expense	19,951	12,749
Net interest income	$36,986	$31,425
Provision for loan and lease losses	750	1,763
Net interest income after provision
for loan and lease losses	$36,236	$29,662
Other income	13,959	10,762
Other expenses	31,093	25,521
Income before income taxes	$19,102	$14,903
Income taxes	5,092	3,535
Net income	$14,010	$11,368

Return on average assets	1.26%	1.30%
Return on average shareholders' equity	13.1%	15.2%
Return on average tangible equity	24.9%	24.1%
Average shares - basic	34,509,253	30,352,862
Average shares - diluted	35,322,930	31,152,097

PER SHARE
Basic earnings	$0.41	$0.37
Diluted earnings	0.40	0.37
Dividends paid in cash	0.20	0.19

Financial information restated to include a 5 for 4 stock split issued September 30, 2004.
(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	13.1%	15.2%
Effect of goodwill and intangibles	11.8%	8.9%
Return on average tangible equity	24.9%	24.1%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$434,312	$299,338
Average goodwill and intangibles	(205,838)	(111,039)
Average tangible equity	228,474	188,299

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/05
Date: 4/15/2005
PAGE: 1 OF 7	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)	3/31/2005	3/31/2004	12/31/2004
Cash & Cash Equivalents	$112,847	$86,088	$93,894
Trading Account Securities	-	-	-
Securities Available for Sale	1,069,293	941,761	1,098,836
Held to Maturity Securities	116,663	-	90,967
Other Securities	-	-	-
Total Securities	1,185,956	941,761	1,189,803
Total Cash and Securities	1,298,803	1,027,849	1,283,697
Loans & Leases Held for Investment*	2,918,338	2,287,413	2,862,638
Loans & Leases Held for Sale*	10,299	40,050	11,801
Total Loans and Leases*	2,928,637	2,327,463	2,874,439
*Indicates data net of discount, gross of reserve
Loan Loss Reserve	(57,585)	(50,154)	(57,590)
Goodwill	187,741	99,313	186,945
Other Intangibles	17,867	11,541	18,462
Total Intangible Assets	205,608	110,854	205,407
Mortgage Servicing Rights	-	-	-
Purchased Credit Card Relationships	-	-	-
Real Estate Owned & Held for Investment	-	616	-
Assets from Discontinued Operations	-	-	-
Other Assets	179,374	150,563	172,840
Total Assets	$4,554,837	$3,567,191	$4,478,793

BALANCE SHEET - LIABILITIES ($000S)
Deposits	$2,969,549	$2,383,441	$3,143,193
Borrowings	990,151	724,119	743,977
Trust Preferred Securities	-	-	-
Subordinated Debt	127,063	106,444	127,063
Liabilities from Discontinued Operations	-	-	-
Other Liabilities	41,581	24,326	36,435
Total Liabilities	$4,128,344	$3,238,330	$4,050,668

BALANCE SHEET - EQUITY ($000s)
Redeemable Preferred Stock	$-	$-	$-
Preferred Equity	$-	$-	$-
Common Equity	$426,493	$328,861	$428,125

MEMO ITEMS
Accumulated other comprehensive income	$10,403	$27,334	$19,915
Publicly Reported Book Value Per Share (1)	$12.34	$10.80	$12.41
EOP Common Shares Outstanding (excluding Treasury shares)(1)	34,556,243	30,446,048	34,510,798
Treasury Shares Held By Company (1)	94,223	17,294	87,960
Did you announce a repurchase plan during this period?	NO	NO	NO
Number of Shares to be Repurchased in Plan (1)	1,250,000	1,250,000	1,250,000
Number of Shares Repurchased During Period (1)	33,993	223,674	108,810
Average Price of Repurchased Shares (1)	24.23	26.55	27.54

(1) restated for a 5 for 4 stock split paid September 30, 2004.

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/05
	PAGE: 2 OF 7
		FOR QUARTER	FOR QUARTER	YEAR
		ENDED	ENDED	ENDED
INCOME STATEMENT ($000s)		3/31/2005	3/31/2004	12/31/2004

Interest Income		$56,937	$44,174	$198,775
Interest Expense		19,951	12,749	60,493
Net Interest Income		36,986	31,425	138,282
FTE adjustment		2,243	2,074	8,334
Net Interest Income (FTE)		39,229	33,499	146,616
Loan Loss Provision		750	1,763	4,800
Investment Securities Trans.		(37)	(196)	549
Nonrecurring Income		922	-	-
Nonrecurring Expense		601	-	-
Trading Account Income		-	-	-
Foreign Exchange Income		-	-	-
Trust Revenue		1,617	1,361	5,948
Service Charges on Deposits		3,791	3,415	15,230
Mortgage Banking Income		1,006	1,303	3,829
Fee Income from Investment Product Sales		581	392	1,598
Other Noninterest Income		6,079	4,487	19,620
Total Noninterest Income(excludes securities gains/losses)		13,074	10,958	46,225
Employee Comp. & Benefit Expense		18,470	14,778	64,159
Occupancy & Equipment Expense		4,431	3,954	16,451
Foreclosed Property Expense		-	-	-
Amortization of Intangibles		594	355	1,902
(Excludes Servicing and Credit Card Intangibles)
Other Noninterest Expense		6,997	6,434	34,979
Total Noninterest Exp.		30,492	25,521	117,491
Minority Interest Expense		-	-	-
Net Income Before Taxes		19,102	14,903	62,765
Tax Provision		5,092	3,535	14,851
Net Inc. from continuing operations		14,010	11,368	47,914
Net inc. from discontinued operations		-	-	-
Net Income		$14,010	$11,368	$47,914

EARNINGS PER SHARE:

Basic
Net income (1)		$0.41	$0.37	$1.47
Diluted
Net income (1)		$0.40	$0.37	$1.44
Average Shares Basic (1)		34,509,253	30,352,862	32,637,816
Average Shares Diluted (1)		35,322,930	31,152,097	33,351,257
Dividends on Preferred Stock ($000s)		$-	$-	$-

(1) restated for a 5 for 4 stock split paid September 30, 2004.

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/05

AVERAGE BALANCE SHEET ($OOOs)
		As of	For QTR	For QTR
	PAGE: 3 of 7	3/31/2005	Ended 3/31/05	Ended 12/31/04
		(YTD AVG)	QTRLY AVG	QTRLY AVG
Total Loans (net of unearned)		2,905,920	2,905,920	2,834,453
Loan Loss Reserve		(57,851)	(57,851)	(58,109)
Investment Securities (incl. trading assets)		1,193,928	1,193,928	1,115,338
Other Earning Assets		8,802	8,802	23,620

Total Earning Assets (net of loan loss reserve)		4,050,799	4,050,799	3,915,302
Total Assets		4,520,577	4,520,577	4,381,389

Savings		226,130	226,130	227,194
NOW Accounts		792,962	792,962	931,585
Money Market Accounts		638,215	638,215	652,716
Certificates		873,433	873,433	852,501

Total Int. Bearing Deposits		2,530,740	2,530,740	2,663,996

Non-Interest Bearing Deposits		504,583	504,583	517,864
Total Deposits		3,035,323	3,035,323	3,181,860

Short-Term Borrowings		642,805	642,805	385,765
Long-Term Borrowings		371,415	371,415	357,337
Total Int. Bearing Liabilities (incl. non-int bearing deposits)		4,049,543	4,049,543	3,924,962
Total Int. Bearing Liabilities		3,544,960	3,544,960	3,407,098
Total Shareholder's Equity		434,312	434,312	422,295

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/05

	PAGE: 4 of 7
	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	TO DATE	ENDED
CHARGEOFFS ($000s)	3/31/2005	3/31/2004	12/31/2004	12/31/2005	12/31/2004

Loan Chargeoffs	$1,143	$1,207	$1,195	$1,143	$5,617
Recoveries on Loans	$388	$334	$782	$388	$2,978
Net Loan Chargeoffs	$755	$873	$413	$755	$2,639

	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	3/31/2005	3/31/2004	12/31/2004

Nonaccrual Loans	$12,237	$11,583	$11,103
Renegotiated Loans	-	-	-
Other Real Estate Owned	-	616	-
Total Nonperforming Assets	12,237	12,199	11,103
Loans 90+ Days Past Due & Still Accruing	973	258	870
NPAs plus Loans over 90	$13,210	$12,457	$11,973

	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s)	3/31/2005	3/31/2004	12/31/2004

Tier 1 Capital	$333,733	$293,920	$326,053
Tier 1 Ratio (%)	10.07%	11.12%	10.02%
Total Capital (Tier 1 + Tier 2)	$375,630	$327,174	$366,955
Total Capital Ratio (%)	11.33%	12.38%	11.27%
Total Risk-Adjusted Assets	$3,336,034	$2,643,385	$3,255,459
Tier 1 Leverage Ratio	7.79%	9.20%	7.86%

	AS OF	AS OF	AS OF	YEAR
SUPPLEMENTAL DATA ($000s)	3/31/2005	3/31/2004	12/31/2004	ENDED
				12/31/2004

1-4 Family Mortgage Loans Serviced For Others	$106,142	$172,147	$110,865
Propriety Mutual Fund Balances	-	$-	$-
(Net Asset Value in $000s)
Held to Maturity Securities (Fair Value)	$115,013	$-	$90,621
Return on Avg. Assets (annualized)	1.26%	1.30%	0.96%	1.20%
Return on Avg. Equity (annualized)	13.1%	15.2%	9.99%	13.2%
Return on Avg. Tangible Equity (annualized) (1)	24.9%	24.1%	19.17%	23.8%
Common Stock Dividends (total $ in period)	$6,903	$5,809	$6,910	$25,197
EOP Employees (Full Time Equivalent)	1,135	943	1,098

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	13.1%	15.2%	10.0%	13.2%
Effect of goodwill and intangibles	11.8%	8.9%	9.2%	10.6%
Return on average tangible equity	24.9%	24.1%	19.2%	23.8%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$434,312	$299,338	$422,295	$361,697
Average goodwill and intangibles	(205,838)	(111,039)	(202,226)	(160,332)
Average tangible equity	228,474	188,299	220,069	201,365

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/05

PAGE: 5 of 7	AS OF	AS OF
PERIOD END BALANCES:	3/31/2005	12/31/2004

Loan Breakdown: (regulatory)
Commercial/Industrial	$509,416	$484,480
Commercial Real Estate	1,104,202	1,086,101
Residential Mortgage (including multi-family)	547,166	556,866
Real Estate Construction (and Land Development)	214,845	201,410
Home Equity (revolving and 2nd lien)	348,610	340,665
Consumer (Loans to Individuals)	57,999	63,843
Bank Card	-	-
Foreign	-	-
(Other)	146,399	141,074
Total Loans (net of unearned)	2,928,637	2,874,439
Investment Securities (incl. trading assets)	1,185,956	1,189,803
Other Earning Asset	5,512	8,776
Total Earning Assets (net of loan loss reserve)	4,062,519	4,015,428
Total Assets	4,554,837	4,478,793
Deposit Breakdown:
Savings	224,053	229,874
NOW Accounts	716,899	891,456
Money Market Accounts	624,641	644,014
Certificates	623,754	615,001
CDs>$100m	269,163	246,948
Foreign CDs	-	-
(as needed)	-	-
Total Int. Bearing Deposits	2,458,510	2,627,293
Non-Interest Bearing Deposits	511,039	515,900
Total Deposits	2,969,549	3,143,193
Short-Term Borrowings	739,767	514,051
Long-Term Debt	377,447	356,989
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	4,086,763	4,014,233
Total Int. Bearing Liabilities	3,575,724	3,498,333
Total Stockholders Equity	$426,493	$428,125

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/05
PAGE: 6 of 7
	AS OF	AS OF
PERIOD END BALANCES:	3/31/2005	12/31/2004

Loan Breakdown: (internal)
Business Purpose Loans	$1,351,571	$1,309,545
Residential Mortgage	287,917	294,641
Commercial Real Estate, Construction and Land Dev	975,983	961,515
Consumer (loans to Individual)	313,166	308,738
Total Loans (net of unearned)	$2,928,637	$2,874,439

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/05

BALANCE AND YIELD/COST ANALYSIS:		AS OF		AS OF
		3/31/2005		12/31/2004
		Qtr Avg Bal	Yield	Qtr Avg Bal	Yield

Total Loans (net of unearned)		$2,905,920	6.25%	$2,834,453	6.10%
Investment Securities (incl. trading assets)		1,193,928	4.88%	1,115,338	4.87%
Other Earning Assets		8,802	2.30%	23,620	1.65%

Total Earning Assets		4,108,650	5.84%	3,973,411	5.73%
Total Earning Assets (net of loan loss reserve)		4,050,799	5.92%	3,915,302	5.82%
Total Assets		4,520,577	5.31%	4,381,389	5.20%

Savings		226,130	0.80%	227,194	0.74%
NOWAccounts		792,962	1.42%	931,585	1.44%
Money Market Accounts		638,215	1.34%	652,716	1.05%
Certificates		873,433	3.07%	852,501	2.96%

Total Int. Bearing Deposits		2,530,740	1.92%	2,663,996	1.77%

Non-Interest Bearing Deposits		504,583		517,864
Total Deposits		3,035,323	1.60%	3,181,860	1.48%

Short-Term Borrowings		642,805	2.12%	385,765	1.49%
Long-Term Borrowings		371,415	5.07%	357,337	5.12%
Total Int. Bearing Liabilities(incl. non-int bearing deposits)		4,049,543	2.00%	3,924,962	1.82%
Total Int. Bearing Liabilities		3,544,960	2.28%	3,407,098	2.09%
Total Shareholder's Equity		$434,312		$422,295

Net Yield on Earning Assets (net of loan loss reserve): (Margin)			3.93%		4.00%
Net Yield on Earning Assets: (Margin)			3.87%		3.94%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State			Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

1. PA		73
Total Number of Banking Offices		73
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1
Total Number of ATMs		75

MD		1
Total Number of Banking Offices		1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		0
Total Number of ATMs		1

		0
Total Number of Banking Offices		0
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		0
Total Number of ATMs		0

Have you restated any prior period's financial statements for a pooling of interest and/or a change in accounting principles?	N	(Y/N)
Periods Restated on this report:
Reason: